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                                                                     Exhibit 4.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the reference to our firm under the caption
"Experts-Independent Auditors" and to the use of our report dated July 29, 2004 in the Amendment No. 1 to the Registration Statement (Form S-6 No. 333-116875) and related Prospectus of Claymore Securities Defined Portfolios, Series 181.


                                                   /s/ Grant Thornton LLP
                                                   ---------------------------
                                                   GRANT THORNTON LLP


Chicago, Illinois
July 29, 2004